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May 24, 1999



Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C. 20549

     Re:  Lincoln National Variable Annuity Separate Account C
          (Registration No.33-25990)


Ladies and Gentlemen:

In accordance with paragraph (j) of Rule 497 of Regulation C under the Securities Act of 1933, the above-listed Registrant is filing the Prospectus and Statement of Additional Information that includes no changes to the Prospectus.

The text of the Statement of Additional Information has not changed. The text of the most recent post-effective amendment to the registration statement was filed on Form N-4 with the Commission electronically on April 22,1999.

If there are any questions regarding this filing, please contact me at
(219) 455- 3105.

Sincerely,




Julie A. Flanagan
Regional Vice President